UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 15, 2026

AWARE, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	000-21129	04-2911026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

76 Blanchard Road, Burlington, MA, 01803

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (781) 687-0300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $.01 per share	AWRE	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS, ELECTION OF DIRECTOR; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On July 15, 2026, upon the recommendation of Aware’s Nominating and Corporate Governance Committee, Aware’s Board of Directors appointed James Beecham as a Class I Director.

Mr. Beecham, age 37, is the co-founder and chief executive officer of ALTR, a cloud data security company he founded in 2015. He previously served as the company's chief technology officer from 2015 through 2022 and has more than 20 years of experience in enterprise software, cybersecurity, and data protection. Mr. Beecham has led technology strategy, product vision, and business growth at ALTR, and prior to founding ALTR, he held engineering and technology leadership roles focused on developing enterprise data storage, data processing, and security solutions. Mr. Beecham serves on the Board of Directors of the Austin Technology Council and advises several early-stage technology companies on technology strategy and product innovation. He is the inventor of more than 15 issued patents worldwide related to data security and protection and is a frequent speaker on cybersecurity, artificial intelligence, and data privacy at industry conferences, including SXSW and Gartner. Mr. Beecham holds a Bachelor of Science degree in Computer Engineering from The University of Texas at Austin, with a focus on Computer Architecture and Embedded Systems. Our Board appointed Mr. Beecham to our Board because of his industry expertise and his experience as a co-founder and executive of ALTR.

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On July 15, 2026 we held our Annual Meeting of Shareholders. A total of 21,646,057 shares of our common stock were outstanding as of May 19, 2026, the record date for the Annual Meeting.

At the Annual Meeting, our shareholders voted (i) to re-elect Ajay K. Amlani and Peter R. Faubert as our Class III directors for three-year terms, (ii) to approve an advisory proposal on the compensation of our named executive officers, (iii) to ratify the appointment of RSM US LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025, (iv) to approve an amendment to our 2023 Equity and Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder by 1,000,000 shares. Set forth below are the matters acted upon at the annual meeting and the final voting results on each matter as reported by our inspector of elections.

1. Election of Class III Directors.

Nominee	For	Withheld	Broker Non-Votes
Ajay K. Amlani	10,683,968	414,465	5,376,116
Peter R. Faubert	9,404,606	1,600,015	5,376,116

2. To approve, on an advisory basis, the compensation of our named executive officers.

For	Against	Abstain	Broker Non-Votes
9,879,827	1,175,359	43,247	5,376,115

3. To ratify the appointment of RSM US LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026

For	Against	Abstain	Broker Non-Votes
16,057,238	380,162	37,149

4. To approve an amendment to our 2023 Equity and Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder by 1,000,000 shares.

For	Against	Abstain	Broker Non-Votes
8,632,145	2,325,719	140,569	5,376,116

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AWARE, INC.

Dated: July 21, 2026	By:	/s/ David K. Traverse
David K. Traverse
Chief Financial Officer